UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2007

JINGWEI INTERNATIONAL LIMITED.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557 (Commission File Number)	20-1970137 (IRS Employer Identification No.)

Room 1605, Tianan Hi-Tech Plaza Tower A, Tianan Cyber Park,
Futian District,
Shenzhen, PRC 518040

(Address of principal executive offices and zip code)

+86 1085251198

(Registrant’s telephone number including area code)

 (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants

On July 11, 2007, the Company dismissed its principal independent accountant, Schumacher & Associates, Inc. (“Schumacher”), which dismissal became effective immediately. The decision to dismiss Schumacher as the Company’s principal independent accountant was approved by the Company’s Board of Directors. Schumacher was engaged by the Company on April 11, 2007 and was dismissed as of July 11, 2007 (the “Engagement Period”). Schumacher has not provided any audit report on the financial statements of the Company and none of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred with respect to Schumacher. The Company has requested that Schumacher furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. A letter from Schumacher is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description

16.1	Letter of Schumacher & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ James Mu
Name: James Mu
Title: Chief Financial Officer

Dated:  July 16, 2007